SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 8, 2001


                        CHANGE TECHNOLOGY PARTNERS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         DELAWARE                       0-13347                 06-152875
--------------------------------------------------------------------------------
         (State or other                (Commission          (IRS Employer
         jurisdiction of                File Number)         Identification No.)
         incorporation)


         537 STEAMBOAT ROAD, GREENWICH, CONNECTICUT             06830
--------------------------------------------------------------------------------
         (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (203) 661-6942
                                                          ----------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

                  On November 8, 2001, Change Technology Partners, Inc., a Delaware corporation (the "Company"), signed and closed a Purchase and Sale Agreement (the "Purchase Agreement"), pursuant to which the Company sold 51% of the total membership interest in InSys Technology LLC, a Delaware limited liability company ("InSys"), a wholly-owned subsidiary of the Company, to John
J. Goodwin ("Goodwin"), a New Jersey resident, in exchange for $50,000 cash and a promissory note (the "Note") for a principal amount of $100,000, bearing interest at a rate equal to the London Interbank Offered Rates plus 2%. Until the principal amount of the Note is paid in full, InSys is obligated to pay, on an annual basis, 50% of the excess of InSys' annual earnings before taxes, depreciation and amortization, subject to a reasonable reserve for working capital requirements.

                  The Purchase Agreement and Note are attached hereto as Exhibits 99.1 and 99.2 respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           EXHIBIT NUMBER               DESCRIPTION
                           --------------               -----------

                                99.1 Purchase and Sale Agreement, dated November 8, 2001, by and between John J. Goodwin and Change
                                            Technology Partners, Inc.

                                99.2 Promissory Note, dated November 8, 2001, issued by InSys Technology LLC to Change Technology Partners, Inc.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHANGE TECHNOLOGY PARTNERS, INC.



Date: November 16, 2001            By:  /s/ William Avery
                                        ---------------------------------------
                                        William Avery
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NUMBER                                  DESCRIPTION
--------------                                  -----------

     99.1 Purchase and Sale Agreement, dated November 8, 2001, by and between John J. Goodwin and Change Technology Partners, Inc.

     99.2 Promissory Note, dated November 8, 2001, issued by InSys Technology LLC to Change Technology Partners, Inc.